Sunbridge Capital Emerging Markets Fund

(Investor Class – Ticker Symbol: RIMIX)

(Institutional Class – Ticker Symbol: CNRYX)

A series of Investment Managers Series Trust II

Supplement dated July 9, 2021, to the

Prospectus and Statement of Additional Information (“SAI”) dated June 21, 2021.

Effective immediately, the address for Sunbridge Capital Partners LLC (“Sunbridge”), the advisor to the Sunbridge Capital Emerging Markets Fund, has been changed to 1200 Brickell Ave., Suite 620, Miami, Florida 33131. Accordingly, all references in the Prospectus and SAI to Sunbridge’s address are revised as indicated.

Please retain this Supplement with your records.